--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2004


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


       0-26682                                             11-3199437
(Commission File Number)                          (I.R.S. Identification Number)


10 Edison Street East, Amityville, New York                           11701
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code:  (631) 842-7600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits
          Exhibit Number
          --------------
          99.1  News release of the Company, dated April 26, 2004.


Item 9. Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a copy of the Company's news release dated April 26, 2004 announcing the results of operations of the Company for the three months ended March 31, 2004. This information is provided in response to Items 9 and 12 of this Form.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Technology Flavors & Fragrances, Inc.
                                      (Registrant)


 Date: April 26, 2004                 /s/ Joseph A. Gemmo
                                      ------------------------------------------
                                      Joseph A. Gemmo
                                      Vice President and Chief Financial Officer